As filed with the Securities and Exchange Commission on September 8, 2016

Registration No. 33-51800

Registration No. 33-54860

Registration No. 33-63665

Registration No. 33-71262

Registration No. 33-71598

Registration No. 333-05133

Registration No. 333-31471

Registration No. 333-32906

Registration No. 333-41150

Registration No. 333-50108

Registration No. 333-52362

Registration No. 333-55801

Registration No. 333-61113

Registration No. 333-63045

Registration No. 333-57263

Registration No. 333-71848

Registration No. 333-86659

Registration No. 333-90329

Registration No. 333-90331

Registration No. 333-91342

Registration No. 333-100584

Registration No. 333-104114

Registration No. 333-105057

Registration No. 333-109845

Registration No. 333-111395

Registration No. 333-111838

Registration No. 333-119831

Registration No. 333-122631

Registration No. 333-126927

Registration No. 333-127994

Registration No. 333-131058

Registration No. 333-134151

Registration No. 333-135085

Registration No. 333-137472

Registration No. 333-138861

Registration No. 333-139282

Registration No. 333-143855

Registration No. 333-146417

Registration No. 333-146865

Registration No. 333-149986

Registration No. 333-150393

Registration No. 333-151558

Registration No. 333-152363

Registration No. 333-152368

Registration No. 333-160062

Registration No. 333-160763

Registration No. 333-162075

Registration No. 333-162946

Registration No. 333-165731

Registration No. 333-168840

Registration No. 333-168841

Registration No. 333-171654

Registration No. 333-173645

Registration No. 333-174802

Registration No. 333-180478

Registration No. 333-181538

Registration No. 333-181832

Registration No. 333-184535

Registration No. 333-185868

Registration No. 333-189461

Registration No. 333-190282

Registration No. 333-192015

Registration No. 333-196489

Registration No. 333-197702

Registration No. 333-199680

Registration No. 333-206099

Registration No. 333-206706

Registration No. 333-208071

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 33-51800

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 33-54860

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 33-63665

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 33-71262

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 33-71598

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-05133

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-31471

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-32906

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-41150

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-50108

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-52362

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-55801

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-61113

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-63045

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-57263

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-71848

POST-EFFECTIVE AMENDMENT NO. 3 TO FORM S-4 REGISTRATION STATEMENT NO. 333-86659

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-90329

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-90331

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-91342

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-100584

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-104114

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-105057

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-109845

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-111395

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-111838

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-119831

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-122631

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-126927

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-127994

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-131058

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-134151

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-135085

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-137472

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-138861

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-139282

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-143855

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-146417

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-146865

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-149986

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-150393

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-151558

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-152363

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-152368

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-160062

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-160763

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-162075

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-162946

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-165731

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-168840 POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-168841

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-171654

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-173645

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-174802 POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-180478

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-181538

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-181832

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-184535

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-185868

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-189461

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-190282

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-192015

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-196489

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-197702 POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-199680

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-206099

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-206706

POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-8 REGISTRATION STATEMENT NO. 333-208071

FORM S-8

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

EMC CORPORATION

(Exact name of Registrant as specified in its charter)

Massachusetts	04-2680009
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Dell Way, RR1-33, Round Rock, Texas	78682
(Address of principal executive offices)	(ZIP Code)

EMC Corporation 1985 Stock Option Plan, as amended

EMC Corporation Amended and Restated 1989 Employee Stock Purchase Plan

1992 EMC Corporation Stock Option Plan for Directors

EMC Corporation 1993 Stock Option Plan

Softworks, Inc. 1999 Stock Option Plan, as amended

Terascape Software Inc. 1997 Stock Option Plan, as amended

CrosStor Software, Inc. Incentive Stock Option Plan

EMC Corporation Executive Deferred Compensation Retirement Plan, as amended

EMC Corporation 401(k) Savings Plan

Millennia III, Inc. 1996 Stock Option Plan

Common Stock Option Plan

Conley Corporation 1994 Stock Option Plan

Luminate Software Corporation 1996 Equity Incentive Plan, as amended

Data General Corporation 1994 Non-Employee Director Stock Option Plan

Data General Corporation 1997 Non-Officer Employee Stock Option Plan

Data General Corporation 1998 Employee Stock Option Plan

Data General Corporation Employee Stock Option Plan

Data General Corporation Restricted Stock Option Plan

EMC Corporation 2001 Stock Option Plan

EMC Corporation Amended and Restated 2003 Stock Plan

Legato Systems, Inc. 1995 Stock Option/Stock Issuance Plan, as amended

Amended and Restated OTG Software, Inc. 2000 Stock Incentive Plan

Optical Technology Group 1998 Stock Incentive Plan

Vinca Corporation 1997 Stock Option Plan

Qualix Group, Inc. 1995 Stock Option Plan

Qualix Group, Inc. 1997 Stock Option Plan

Documentum, Inc. 1993 Equity Incentive Plan

Documentum, Inc. 1996 Equity Incentive Plan

eRoom Technology, Inc. 1996 Stock Plan

Relevance Technologies, Inc. 1996 Stock Plan

VMware, Inc. 1998 Stock Plan

Dantz Development Corporation Amended and Restated 1997 Equity Incentive Plan

System Management Arts Incorporated 1993 Stock Option Plan

System Management Arts Incorporated Omnibus Stock Incentive Plan (2003)

Rainfinity 2000 Stock Incentive Plan

Captiva Software Corporation (formerly known as Actionpoint, Inc.) 1993 Stock Option/Stock Issuance Plan

Captiva Software Corporation 1999 Stock Plan

Captiva Software Corporation 2002 Equity Incentive Plan

Captiva Software Corporation 2003 Recruitment Equity Incentive Plan

Captiva Software Corporation Amended and Restated Stock Option/Stock Issuance Plan

Kashya, Inc. 2003 Stock Option Plan

Kashya Israel Ltd 2003 Stock Option Plan

nLayers Ltd. 2003 Share Option Plan

Akimbi Systems, Inc. 2004 Stock Incentive Plan

RSA Security Inc. 2005 Stock Incentive Plan

RSA Security Inc. 1994 Stock Option Plan, as amended - 1998 Restatement

RSA Security Inc. Amended and Restated 1998 Non-Officer Employee Stock Incentive Plan, as amended

Cyota.com, Inc. Stock Option Plan (2000)

PassMark Security, Inc. 2004 Stock Plan

Xcert International, Inc. 1998 Equity Incentive Plan

Network Intelligence Corporation 2002 Amended and Restated Stock Option Plan

Avamar Technologies, Inc. 2000 Equity Incentive Plan

EMC Corporation Deferred Compensation Retirement Plan, as amended

Verid, Inc. 2006 Incentive Compensation Plan, as amended

BusinessEdge Solutions Inc. Amended and Restated 1999 Stock Incentive Plan, as amended

Tablus, Inc. 2004 Equity Incentive Plan

Tablus, Inc. 2006 Stock Plan

Berkeley Data Systems, Inc. 2005 Equity Incentive Plan

Pi Corporation 2003 Stock Plan

Pi Corporation 2006 Stock Plan

SysDM, Inc. 2003 Stock Option/Stock Issuance Plan

Iomega Corporation 1997 Stock Incentive Plan

Iomega Corporation 2007 Stock Incentive Plan

Fundamental Software, Inc. 2000 Stock Option/Stock Issuance Plan

Data Domain, Inc. 2002 Stock Plan

Data Domain, Inc. 2007 Equity Incentive Plan

FastScale Technology, Inc. 2006 Stock Incentive Plan

Kazeon Systems, Inc. 2003 Stock Plan (as amended)

Kazeon Systems, Inc. 2008 Equity Incentive Plan (as amended)

Archer Technologies, LLC 2008 Class B Common Unit Option Plan (as amended)

Metapa, Inc. 2000 Stock Plan

Greenplum, Inc. 2006 Stock Plan

Isilon Systems, Inc. Amended and Restated 2001 Stock Plan

Isilon Systems, Inc. 2006 Equity Incentive Plan

NetWitness Corporation 2006 Equity Incentive Plan (as amended)

Likewise Software, Inc. 2004 Stock Plan (as amended April 15, 2010)

XtremIO Ltd. Amended and Restated 2010 US Share Option Plan

XtremIO Ltd. 2010 Israeli Share Option Plan

Syncplicity, Inc. 2008 Equity Incentive Plan adopted on August 23, 2008 (as amended on August 2,

2010 and August 19, 2010)

Silver Tail Systems, Inc. Amended and Restated 2008 Stock Plan

Aveska, Inc. 2005 Equity Incentive Plan

SaleIO, Inc. 2011 Stock Incentive Plan

Second Amended and Restated Stock Option Plan for Xtreme Labs Inc.

DSSD, Inc. 2013 Equity Incentive Plan, as amended

TwinStrata, Inc. 2008 Stock Option and Purchase Plan

Spanning Cloud Apps, Inc. Amended and Restated 2011 Stock Plan

Maginatics, Inc. 2010 Stock Incentive Plan

Virtustream Group Holdings, Inc. 2009 Equity Incentive Plan, as amended

(Full titles of the plans)

Janet B. Wright

Senior Vice President and Assistant Secretary

EMC Corporation

One Dell Way, RR1-33

Round Rock, Texas 78682

(Name and address of agent for service)

(508) 435-1000

(Telephone number, including area code, of agent for service)

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer,” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (check one):

Large accelerated filer	☒	Accelerated Filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

Explanatory Note

DEREGISTRATION OF SECURITIES

These post-effective amendments relate to the following Registration Statements of EMC Corporation (the “Company”) on Form S-8 (collectively, the “Registration Statements”):

•	Registration Statement No. 33-51800, registering 1,500,000 shares of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”), issuable under the EMC Corporation 1985 Stock Option Plan, as amended;

•	Registration Statement No. 33-54860, registering 340,000 shares of the Company Common Stock, issuable under the 1992 EMC Corporation Stock Option Plan for Directors and the Option Agreement referenced therein;

•	Registration Statement No. 33-63665, registering 2,000,000 shares of the Company Common Stock, issuable under the EMC Corporation 1993 Stock Option Plan;

•	Registration Statement No. 33-71262, registering 600,000 shares of the Company Common Stock, issuable under the EMC Corporation 1989 Employee Stock Purchase Plan;

•	Registration Statement No. 33-71598, registering 3,000,000 shares of the Company Common Stock, issuable under the EMC Corporation 1993 Stock Option Plan;

•	Registration Statement No. 333-05133, registering 1,000,000 shares of the Company Common Stock, issuable under the EMC Corporation 1989 Employee Stock Purchase Plan;

•	Registration Statement No. 333-31471, registering 6,000,000 shares of the Company Common Stock, issuable under the EMC Corporation 1993 Stock Option Plan;

•	Registration Statement No. 333-32906, registering 185,530 shares of the Company Common Stock, issuable under the Softworks, Inc. 1999 Stock Option Plan, as amended, and registering 11,272 shares of the Company Common Stock, issuable under the Terascape Software Inc. 1997 Stock Option Plan, as amended;

•	Registration Statement No. 333-41150, registering 20,000,000 shares of the Company Common Stock, issuable under the EMC Corporation 1993 Stock Option Plan;

•	Registration Statement No. 333-50108, registering 708,165 shares of the Company Common Stock, issuable under the CrosStor Software, Inc. Incentive Stock Option Plan;

•	Registration Statement No. 333-52362, registering $20,000,000 of the Company’s deferred compensation obligations issuable under the EMC Corporation Executive Deferred Compensation Retirement Plan;

•	Registration Statement No. 333-55801, registering 3,500,000 shares of the Company Common Stock, issuable under the EMC Corporation 1993 Stock Option Plan;

•	Registration Statement No. 333-57263, registering 1,000,000 shares of the Company Common Stock, issuable under the EMC Corporation 401(k) Savings Plan;

•	Registration Statement No. 333-61113, registering 36,492 shares of the Company Common Stock, issuable under the Millennia III, Inc. 1996 Stock Option Plan, and registering 100,000 shares of the Company Common Stock, issuable under the Common Stock Option Plan;

•	Registration Statement No. 333-63045, registering 200,000 shares of the Company Common Stock, issuable under the Conley Corporation 1994 Stock Option Plan;

•	Registration Statement No. 333-71848, registering 119,310 shares of the Company Common Stock, issuable under the Luminate Software Corporation 1996 Equity Incentive Plan, as amended;

•	Registration Statement No. 333-86659, registering 1,700,000 shares of the Company Common Stock, issuable under the Data General Corporation Employee Stock Option Plan, the Data General Corporation Restricted Stock Option Plan, the Data General Corporation 1998 Employee Stock Option Plan, the Data General Corporation 1997 Non-Officer Employee Stock Option Plan and the Data General Corporation 1994 Non-Employee Director Stock Option Plan;

•	Registration Statement No. 333-90329, registering 17,000,000 shares of the Company Common Stock, issuable under the EMC Corporation 1993 Stock Option Plan and registering 20,000 shares of the Company Common Stock, issuable under the Common Stock Option Program;

•	Registration Statement No. 333-90331, registering 4,400,000 shares of the Company Common Stock, issuable under the EMC Corporation 1989 Employee Stock Purchase Plan;

•	Registration Statement No. 333-91342, registering 10,000,000 shares of the Company Common Stock, issuable under the EMC Corporation 1989 Employee Stock Purchase Plan;

•	Registration Statement No. 333-100584, registering 80,000,000 shares of the Company Common Stock, issuable under the EMC Corporation 2001 Stock Option Plan, and registering 10,000 shares of the Company Common Stock, issuable under the Stock Option Agreement referenced therein;

•	Registration Statement No. 333-104114, registering 5,000,000 shares of the Company Common Stock, issuable under the EMC Corporation 401(k) Savings Plan;

•	Registration Statement No. 333-105057, registering 50,000,000 shares of the Company Common Stock, issuable under the EMC Corporation 2003 Stock Plan, and registering 15,000,000 shares of the Company Common Stock, issuable under the EMC Corporation 1989 Employee Stock Purchase Plan, as amended;

•	Registration Statement No. 333-109845, registering 23,037,600 shares of the Company Common Stock, issuable under the Legato Systems, Inc. 1995 Stock Option/Stock Issuance Plan, as amended, registering 1,274,900 shares of the Company Common Stock, issuable under the Amended and Restated OTG Software, Inc. 2000 Stock Incentive Plan, registering 180,200 shares of the Company Common Stock, issuable under the Optical Technology Group 1998 Stock Incentive Plan, registering 45,800 shares of the Company Common Stock, issuable under the Vinca Corporation 1997 Stock Option Plan, and registering 14,700 shares of the Company Common Stock, issuable under the Qualix Group, Inc. 1997 Stock Option Plan and the Qualix Group, Inc. 1995 Stock Option Plan;

•	Registration Statement No. 333-111395, registering 18,300,000 shares of the Company Common Stock, issuable under the Documentum, Inc. 1996 Equity Incentive Plan, registering 9,400,000 shares of the Company Common Stock, issuable under the Documentum, Inc. 1993 Equity Incentive Plan; registering 1,400,000 shares of the Company Common Stock, issuable under the eRoom Technology, Inc. 1996 Stock Plan, and registering 87,000 shares of the Company Common Stock, issuable under the Relevance Technologies, Inc. 1996 Stock Plan;

•	Registration Statement No. 333-111838, registering 6,304,4480 shares of the Company Common Stock, issuable under the VMware, Inc. 1998 Stock Plan;

•	Registration Statement No. 333-119831, registering 50,000,000 shares of the Company Common Stock, issuable under the EMC Corporation 2003 Stock Plan, as amended, registering 25,000,000 shares of the Company Common Stock, issuable under the EMC Corporation 1989 Employee Stock Purchase Plan, as amended; and registering 248,444 shares of the Company Common Stock, issuable under the Dantz Development Corporation Amended and Restated 1997 Equity Incentive Plan;

•	Registration Statement No. 333-122631, registering 2,562,981 shares of the Company Common Stock, issuable under the System Management Arts Incorporated 1993 Stock Option Plan, and registering 1,374,619 shares of the Company Common Stock, issuable under the System Management Arts Incorporated Omnibus Stock Incentive Plan (2003);

•	Registration Statement No. 333-126927, registering 100,000,000 shares of the Company Common Stock, issuable under the EMC Corporation 2003 Stock Plan, as amended;

•	Registration Statement No. 333-127994, registering 326,615 shares of the Company Common Stock, issuable under the Rainfinity 2000 Stock Incentive Plan;

•	Registration Statement No. 333-131058, registering 1,896,198 shares of the Company Common Stock, issuable under the Captiva Software Corporation (formerly known as Actionpoint, Inc.) 1993 Stock Option/Stock Issuance Plan, registering 372,479 shares of the Company Common Stock, issuable under the Captiva Software Corporation 1999 Stock Plan; registering 699,590 shares of the Company Common Stock, issuable under the Captiva Software Corporation 2002 Equity Incentive Plan, registering 760,550 shares of the Company Common Stock, issuable under the Captiva Software Corporation 2003 Recruitment Equity Incentive Plan; and registering 2,870 shares of the Company Common Stock, issuable under the Captiva Software Corporation Amended and Restated Stock Option/Stock Issuance Plan;

•	Registration Statement No. 333-134151, registering 500,000 shares of the Company Common Stock, issuable under the Kashya, Inc. 2003 Stock Option Plan and the Kashya Israel Ltd 2003 Stock Option Plan;

•	Registration Statement No. 333-135085, registering 684,714 shares of the Company Common Stock, issuable under the nLayers Ltd. 2003 Share Option Plan and the Akimbi Systems, Inc. 2004 Stock Incentive Plan;

•	Registration Statement No. 333-137472, registering 16,464,922 shares of the Company Common Stock, issuable under the RSA Security Inc. 2005 Stock Incentive Plan, the RSA Security Inc. Amended and Restated 1998 Non-Officer Employee Stock Incentive Plan, as amended, the RSA Security Inc. 1994 Stock Option Plan, as amended - 1998 Restatement, the Cyota.com, Inc. Stock Option Plan (2000), the PassMark Security, Inc. 2004 Stock Plan, the Xcert International, Inc. 1998 Equity Incentive Plan and the Network Intelligence Corporation 2002 Amended and Restated Stock Option Plan;

•	Registration Statement No. 333-138861, registering 846,630 shares of the Company Common Stock, issuable under the Avamar Technologies, Inc. 2000 Equity Incentive Plan;

•	Registration Statement No. 333-139282, registering $100,000,000 of the Company’s deferred compensation obligations issuable under the EMC Corporation Deferred Compensation Retirement Plan, as amended and the EMC Corporation Executive Deferred Compensation Retirement Plan, as amended;

•	Registration Statement No. 333-143855, registering 100,000,000 shares of the Company Common Stock, issuable under the EMC Corporation Amended and Restated 2003 Stock Plan, registering 25,000,000 shares of the Company Common Stock, issuable under the EMC Corporation 1989 Employee Stock Purchase Plan, and registering 330,000 shares of the Company Common Stock, issuable under the Verid, Inc. 2006 Incentive Compensation Plan, as amended;

•	Registration Statement No. 333-146417, registering 13,230,620 shares of the Company Common Stock, issuable under the EMC Corporation Amended and Restated 2003 Stock Plan, and registering 176,310 shares of the Company Common Stock, issuable under the BusinessEdge Solutions Inc. Amended and Restated 1999 Stock Incentive Plan, as amended;

•	Registration Statement No. 333-146865, registering 414,704 shares of the Company Common Stock, issuable under the Tablus, Inc. 2004 Equity Incentive Plan, the Tablus, Inc. 2006 Stock Plan and the Berkeley Data Systems, Inc. 2005 Equity Incentive Plan;

•	Registration Statement No. 333-149986, registering 1,792,245 shares of the Company Common Stock, issuable under the EMC Corporation Amended and Restated 2003 Stock Plan, the Pi Corporation 2003 Stock Plan, the Pi Corporation 2006 Stock Plan and the Pi Corporation – Stand Alone Agreements referenced therein;

•	Registration Statement No. 333-150393, registering 41,300 shares of the Company Common Stock, issuable under the SysDM, Inc. 2003 Stock Option/Stock Issuance Plan;

•	Registration Statement No. 333-151558, registering 918,800 shares of the Company Common Stock, issuable under the Iomega Corporation 1997 Stock Incentive Plan and the Iomega Corporation 2007 Stock Incentive Plan;

•	Registration Statement No. 333-152363, registering 2,000 shares of the Company Common Stock, issuable under the SysDM, Inc. 2003 Stock Option/Stock Issuance Plan;

•	Registration Statement No. 333-152368, registering 2,000,000 shares of the Company Common Stock, issuable under the EMC Corporation 401(k) Savings Plan;

•	Registration Statement No. 333-160062, registering 38,286,990 shares of the Company Common Stock, issuable under the EMC Corporation Amended and Restated 1989 Employee Stock Purchase Plan, the EMC Corporation Amended and Restated 2003 Stock Plan and the Fundamental Software, Inc. 2000 Stock Option/Stock Issuance Plan;

•	Registration Statement No. 333-160763, registering 23,294,597 shares of the Company Common Stock, issuable under the Data Domain, Inc. 2002 Stock Plan and the Data Domain, Inc. 2007 Equity Incentive Plan;

•	Registration Statement No. 333-162075, registering 333,500 shares of the Company Common Stock, issuable under the FastScale Technology, Inc. 2006 Stock Incentive Plan, the Kazeon Systems, Inc. 2003 Stock Plan (as amended) and the Kazeon Systems, Inc. 2008 Equity Incentive Plan (as amended);

•	Registration Statement No. 333-162946, registering 1,100 shares of the Company Common Stock, issuable under the FastScale Technology, Inc. 2006 Stock Incentive Plan, the Kazeon Systems, Inc. 2003 Stock Plan (as amended) and the Kazeon Systems, Inc. 2008 Equity Incentive Plan (as amended);

•	Registration Statement No. 333-165731, registering 261,437 shares of the Company Common Stock, issuable under the Archer Technologies, LLC 2008 Class B Common Unit Option Plan (as amended);

•	Registration Statement No. 333-168840, registering 2,000,000 shares of the Company Common Stock, issuable under the EMC Corporation 401(k) Savings Plan;

•	Registration Statement No. 333-168841, registering 1,000,000 shares of the Company Common Stock, issuable under the Greenplum, Inc. 2006 Stock Plan and the Metapa, Inc. 2000 Stock Plan;

•	Registration Statement No. 333-171654, registering 11,366,597 shares of the Company Common Stock, issuable under the Isilon Systems, Inc. Amended and Restated 2001 Stock Plan and the Isilon Systems, Inc. 2006 Equity Incentive Plan;

•	Registration Statement No. 333-173645, registering 145,000 shares of the Company Common Stock, issuable under the NetWitness Corporation 2006 Equity Incentive Plan (as amended);

•	Registration Statement No. 333-174802, registering 60,000,000 shares of the Company Common Stock, issuable under the EMC Corporation Amended and Restated 2003 Stock Plan;

•	Registration Statement No. 333-180478, registering 4,000 shares of the Company Common Stock, issuable under the Likewise Software, Inc. 2004 Stock Plan (as amended April 15, 2010);

•	Registration Statement No. 333-181538, registering 1,236,000 shares of the Company Common Stock, issuable under the XtremIO Ltd. Amended and Restated 2010 US Share Option Plan and the XtremIO Ltd. 2010 Israeli Share Option Plan;

•	Registration Statement No. 333-181832, registering 20,000 shares of the Company Common Stock, issuable under the Syncplicity, Inc. 2008 Equity Incentive Plan adopted on August 23, 2008 (as amended on August 2, 2010 and August 19, 2010);

•	Registration Statement No. 333-184535, registering 2,000,000 shares of the Company Common Stock, issuable under the EMC Corporation 401(k) Savings Plan;

•	Registration Statement No. 333-185868, registering 1,200,000 shares of the Company Common Stock, issuable under the Silver Tail Systems, Inc. Amended and Restated 2008 Stock Plan;

•	Registration Statement No. 333-189461, registering 128,938,769 shares of the Company Common Stock, issuable under the EMC Corporation Amended and Restated 2003 Stock Plan and the EMC Corporation Amended and Restated 1989 Employee Stock Purchase Plan;

•	Registration Statement No. 333-190282, registering 1,243,005 shares of the Company Common Stock, issuable under the Aveska, Inc. 2005 Equity Incentive Plan and the SaleIO, Inc. 2011 Stock Incentive Plan;

•	Registration Statement No. 333-192015, registering 300,000 shares of the Company Common Stock, issuable under the Second Amended and Restated Stock Option Plan for Xtreme Labs Inc.;

•	Registration Statement No. 333-196489, registering 7,500,000 shares of the Company Common Stock, issuable under the DSSD, Inc. 2013 Equity Incentive Plan, as amended;

•	Registration Statement No. 333-197702, registering 13,000 shares of the Company Common Stock, issuable under the TwinStrata, Inc. 2008 Stock Option and Purchase Plan;

•	Registration Statement No. 333-199680, registering 646,000 shares of the Company Common Stock, issuable under the Spanning Cloud Apps, Inc. Amended and Restated 2011 Stock Plan and the Maginatics, Inc. 2010 Stock Incentive Plan;

•	Registration Statement No. 333-206099, registering 425,000 shares of the Company Common Stock, issuable under the Virtustream Group Holdings, Inc. 2009 Equity Incentive Plan, as amended;

•	Registration Statement No. 333-206706, registering 42,148,239 shares of the Company Common Stock, issuable under the EMC Corporation Amended and Restated 2003 Stock Plan and the EMC Corporation 401(k) Savings Plan; and

•	Registration Statement No. 333-208071, registering 6,500,000 shares of the Company Common Stock, issuable under the EMC Corporation 401(k) Savings Plan.

On September 7, 2016, pursuant to that certain Agreement and Plan of Merger, dated as of October 12, 2015, as amended by the First Amendment to Agreement and Plan of Merger, dated as of May 16, 2016, by and among Denali Holding Inc., a Delaware corporation (“Parent”), Dell Inc., a Delaware corporation, Universal Acquisition Co., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”) and the Company, Merger Sub merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of Parent (the “Merger”).

In connection with the Merger, the offerings contemplated by the Registration Statements have been terminated as of the date hereof. Pursuant to the undertakings contained in Part II of the Registration Statements to remove from registration, by means of post-effective amendments, any securities of the Company registered under the Registration Statements which remained unsold at the termination of the offering, the Company is hereby removing from registration, by means of these post-effective amendments, all of the shares of the Company Common Stock which were registered under the Registration Statements that remain unsold as of the date hereof.

[Signature Page Follows]

Signatures

Pursuant to the requirements of the Securities Act of 1933, and Rule 478 thereunder, the Registrant has duly caused these post-effective amendments to be signed on its behalf by the undersigned, thereunto duly authorized, on this 8th day of September, 2016.

EMC CORPORATION

/s/ Janet B. Wright
By:	Janet B. Wright
Senior Vice President and Assistant Secretary

[Signature Page to Post Effective Amendment (S-8)]